Exhibit 10.34

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

PURCHASE ORDER

		PO#	Rev.	Page
	Alien Technology Corporation	13015	1
18220 Butterfield Blvd.
Morgan Hill, CA 95037

Ship To:
1700 42nd St SW
FARGO, ND 58103
United States

Issued To:	Bill To:
	TORAY INTERNATIONAL	18220 BUTTERFIELD BLVD.
	6 – 1, MIHAMA 1 CHOME	MORGAN HILL, CA 95037
	URAYASU, CHIBA 279-6555	United States

JAPAN

This Purchase Order’s subject to Alien Technology Corporation Purchase Order Terms and Conditions/Document Control Number 1000040 REV(070804) and the Purchase Specification, which are incorporated herein by this reference.

CUSTOMER ID	SUPPLIER	__________	LAST UPDATE

	331	09-JUL-04 GALLAGHER, M	13-JUL-04 GALLAHGER, M

TERMS		__________	__________

NET 30		OTHER SEE BELOW	DESTINATION

FREIGHT TERMS		REQUESTED BY	SUPPLIER CONTACT

SEE NOTES		CHAN, MING	KOBAYASHI, (+82) 8147350611

UNIT	DESCRIPTION	DATE EXPIRED	QUANTITY	UNIT OF ______ UNIT PRICE EXTENDED PRICE TAX

1	All prices and amounts on this order are expressed in : US dollar

HIGH SPEED STRAP ATTACH 09-JAN-05A                                         1 BACH            [***]            [***]            N

MACHINE-HRB-810A

Notes:

1.	Equipment to be built per Alien Technology Specification 8101942-000 Rev

5.	Price includes all expenses, including transportation, custom’s and airport fees to deliver HiSam to Alien Technology’s Fargo facility.

2.	July 13, 2004: PO price increased from [***] to [***]

•	SHIP TO:

Address at top of page

The total purchase price for the deliverables is [***]. The purchase price for the deliverables is payable as follows:

(i)	[***], payable within ten (10) days following execution and delivery of this Purchase Order;

(ii)	[***], payable within ten (10) days following completes its final inspection of the deliverables at Seller’s location, and

(iii)	[***], payable within thirty (30) days following final acceptance by Alien at Alien’s Fargo facility.

Late Delivery. All deliverables are due no later than January 09, 2005 (“Due Date”). In the event Supplier fails to deliver all of the deliverables, including without limitation the HiSAM and its documentation, within two (2) weeks of

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

the Due Date, Alien will be entitled to a credit against the total purchase price as liquidated damages, not as a penalty, in accordance with the following schedule: [***]

Weeks Late	Liquidated Damages Amount
More than 2 weeks late	1%
More than 3 weeks late	2%
More than 4 weeks late	3%
More than 5 weeks late	4%
More than 6 weeks late	5%
More than 7 weeks late	6	% (Max)

The liquidated damages credit is a discount against the purchase price charged by Supplier to Alien for the deliverables, up to a maximum of 6%. If Supplier misses the Delivery Date, Alien will be entitled to a single liquidated damages credit, which is not cumulative. The parties acknowledge that the damages in the event of late delivery of the deliverables would be impossible to accurately determine, and that the foregoing sum is a fair and reasonable estimate of such damages in light of all the circumstances existing as of the effective date. Alternatively and without limiting Alien’s remedies, in the event Supplier fails to deliver all of the deliverables within 120 days of the Due Date, Alien may terminate this Agreement (and all Alien’s obligations to make payments hereunder) or cancel all or a portion of the purchase orders for such default.

Early Delivery. In the event Supplier delivers all of the deliverables, including without limitation the HiSAM and its documentation, prior to the Due Date, Supplier will be entitled to a bonus payment in accordance with the following schedule:

Weeks Early	Bonus Amount
More than 2 weeks late	1%
More than 3 weeks late	2%
More than 4 weeks late	3%
More than 5 weeks late	4%
More than 6 weeks late	5%
More than 7 weeks late	6	% (Max)

The bonus amount, if any, will be payable by Alien with the final acceptance payment. For early delivery, Supplier will be entitled to a single bonus amount, which is not cumulative.

References to Seller and Supplier shall mean Toray International, Inc. References to Buyer shall mean Alien Technology Corporation.

The Agreement, including its Purchase Order Terms and Conditions and Purchase Specification, represents the entire agreement between the parties regarding the subject matter, and cancels and supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations and warranties and prevails over any conflicting or additional terms. By signing below the parties have caused this Agreement to be duly executed by their respective authorized representatives.

Authorized Signature	/s/ John Hemingway Pd 7/13/04
ALIEN TECHNOLOGY CORPORATION

7-13-04
DATE

Authorized Signature	/s/ C. Kobaya
TORAY INTERNATIONAL, INC.

7-16-‘04
DATE

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Revisions
LTR	SHT	DESCRIPTION OF CHANGE	DATE	APPROVAL
A	1	Initial release	2/10/04
	3	5.1 Updated ESD control spec
	3	5.2 Added spec for chip damage
	3	5.3 Updated web guide and inserted a sample antenna web
	4-5	5.4 Updated strap web structure and added drawing
	4	5.4.1.3 Defined minimum Dist, from strap center to web edge
	6	5.5.1 Changed strap to antenna placement accuracy to [***]
	6	5.7.7 Updated Alien tester hardware list and ink marking location
	7	5.7.11 Deleted the reject mark drawing
	7	5.8 Updated process control requirement
B	7	5.9 Updated process temperature and pressure control	7/6/04
	7	5.9.4 Updated with names of the tests for full reliability test
	7	5.10 Updated Alien tester process data spec
	8-10	7.0 Added system control spec
	10	8.0 Updated pre-shipment Qualification test and buy-off spec
	11	9.4 Added completed documentation as condition for final buy-off
	3 & 13	1.1 & 18.1 Changed ship to and POB location
	11	11.3 & 11.4 Changed requirement for tech support to 72 hours
	12	15.4 Deleted 15.4.7, changed 15.4.8 & 15.4.9
	12	16.1 Changed machine build and installation code requirement

Purchase Specification

For

Purchase Order # 13015

Alien Technology Corporation 18220 Butterfield Blvd. Morgan Hill, CA 95037

Alien Review by:	Purchasing	EH&S	Manufacturing	Author

SUPPLIER ACCEPTANCE:	Signature: /s/ H. Aeyama	Title: CEO	Date: 7/12/04

	Print Name: Hiroshi Aeyama	Company Name: [***]
TITLE PS, HIGH SPEED STRAP ATTACH, AUTOMATED ROLL	DOCUMENT NO.		8101942-000 REV B

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

Table of Contents

Purchase Specification		3
1.	Scope	2
2.	Use of Equipment	2
3.	Purpose	2
4.	Clarifications, Additions and Special Features:	2
5.	System Components, Requirements and Configuration	2
6.	Throughput	8
7.	Control System Integration	8
8.	Pre-Shipment Qualification Test and Buy Off	10
9.	Final Qualification/Acceptance and Buy Off	11
10.	Preventative Maintenance and Training	11
11.	Technical Support	11
12.	Spare Parts Support	12
13.	Document Support	12
14.	Uptime Specifications	12
15.	Facility/Safety Requirements	12
16.	General Equipment Requirements	13
17.	Training	13
18.	Shipment	13
19.	Equipment Installation and Start Up	14
20.	Warranty	14
21.	General Provisions	14

Alien Technology Corporation Confidential	Page 1 of 14	Initial: H.A.
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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

1.	Scope

1.1.	This specification sets forth the requirements, purchase and performance specifications for an automated [***] high-speed strap attach tool (HiSAM) for the Alien Technology Corporation facility in Fargo, North Dakota.

1.2.	The scope of this project is divided into two parts:

1.2.1.	Mechanical (implementation of the web handling portion of the strap attach tool including all necessary electrical and human/machine interface or HMI sections). The machine Supplier will have responsibility for this portion.

1.2.2.	Electrical [***]. Alien Technology Corporation will have responsibility for this portion. This includes hardware, software and firmware needed to run this portion of the tool.

1.2.3.	Integration of the Mechanical and Electrical sections ([***]) of this project will be the responsibility of the Supplier in cooperation with representatives of Alien Technology Corporation.

2.	Use of Equipment

2.1.	The intended use of this tool is to singulate straps from an incoming master roll, place the straps onto antennas at a rate of greater than [***], (see section 6 for the antenna type to be used as a reference for this throughput), then do a [***] for Alien Technology Corporation radio frequency identification devices (RFID) inlets in [***] format.

3.	Purpose

3.1.	The purpose of this specification is to serve as a basis for:

3.1.1.	Establishing the machine configuration, defining construction, criteria and materials including hardware, software and accessories.

3.1.2.	Establishing performance requirements and defining test procedures that will determine acceptance of the machine and define process capability standards.

3.1.3.	This specification will supersede all other documents and specifications, written or verbal.

4.	Clarifications, Additions and Special Features:

4.1.	A nondisclosure agreement between Alien Technology Corporation and Supplier will be signed before any technical data exchange or transfer between the two parties.

4.2.	Drawings and/or specifications provided with the purchase specification contain information considered proprietary by Alien Technology Corporation and are provided for information purposes only to allow fulfillment of this purchase specification. This information may not be disclosed to any third parties without prior written permission from Alien Technology Corporation.

5.	System Components, Requirements and Configuration

5.1.	Electrostatic Discharge (ESD):

5.1.1.	Due to the sensitivity of Alien Technology Corporation’s RFID product to ESD, proper precautions shall be taken to minimize charge build up throughout the web-handling path including points where the web is unwound from the source roll or where interleaf is put on to the destination roll. The surfaces, which come in contact with the material web and straps, will be electrostatic dissipative ([***] ohm per Sq) for the lifetime of the tool.

5.1.2.	Any other parts that touch the web will be dissipative and ground.

5.1.3.	All static charges greater than [***] volts must be neutralized or dissipated at the source.

5.2.	Mechanical damage:

5.2.1.	The chips embedded in the straps were found to be susceptible to damage due to force applied upon the surface of the straps. Care should be taken to avoid excessive force in these areas.

5.3.	Web Handling & Transport:

5.3.1.	Web Handling:

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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

5.3.1.1.	The web guide sensor should be able to meet strap position tolerance specified in Section 5.5.1 to handle antenna web slitting tolerance of +/- [***]mm. (See below a sample of antenna web drawing).

5.3.1.2.	Please note that the guidelines on both sides of the antenna web may be eliminated for the future web design.

Alien Technology Corporation Confidential	Page 3 of 14	Initial: H.A.
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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

[***]

5.3.1.3.	The web handling system shall be capable of controlling web tension between [***] kg:

Antenna Width (inch)	Low Tension (kg)	High Tension (kg)	Low Tension (lb)	High Tension (lb)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

5.3.1.3.1.	As long as the web tension is controlled to less than or equal to [***] kg/cm or [***] lb/in (PLI), there will be no web tensioning issues.

5.3.1.4.	The unwind section shall be capable of removing interleaf material and rewinding it onto a [***] mm ([***]”) ID core.

5.3.1.5.	Both the unwind and rewind section shall be capable of accommodating [***] mm ([***] ”) ID cores with the option to use a [***] mm ([***]”) core adaptor.

5.3.1.6.	The rewind section shall be capable of distributing interleaf onto the assembled roll.

5.3.1.7.	Diameter of inlet (after strap attach) web handling rollers with wrap-around angle greater than or equal to [***] degrees: [***] mm ([***]”).

5.3.1.8.	Accommodation should be made to allow removal of the web in the tester section as needed to allow for product sampling, as well as tester calibration by placing a section of web with inlets of known response into the web. This implies a splice station.

5.4.	Web Structure

5.4.1.	Material Antenna/Roll Dimensions:

5.4.1.1.	Maximum width: [***] mm (~ [***]”)

5.4.1.2.	Minimum width: [***] mm (~ [***]”). The supplier is encouraged to design the tool to accommodate minimum web width [***] mm (~ [***]”)

5.4.1.3.	Minimum distance from strap pad center to web edges: [***] mm ([***]”) for minimum [***] mm ([***]”) wide web.

5.4.1.4.	Maximum roll diameter: [***] mm (~ [***]”) for inlet web, [***] mm (~ [***]”) for interleaf (both payout and take up).

5.4.2.	Material Core Dimensions:

5.4.2.1.	Unwind: [***] mm ([***]”) inside diameter (ID) with [***] mm ([***]”) ID core adaptor.

5.4.2.2.	Rewind: [***] mm ([***]”) with [***] mm ([***] ”) ID core adaptor.

5.4.2.3.	Maximum anticipated core width: [***] mm (~ [***]”) – to accommodate [***] ” wide antenna web.

5.4.3.	Interleaf Core Dimensions:

5.4.3.1.	Unwind and Rewind: [***] mm ([***]”)

5.4.4.	Incoming antenna web structure:

Alien Technology Corporation Confidential	Page 4 of 14	Initial: H.A.
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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

5.4.4.1.	The antenna web may be either screen-printed silver ink, thin film copper, or thick film etched copper.

5.4.4.2.	[***]

5.4.4.2.1.	The [***] suspended in a polymer binder.

5.4.4.3.	The etched copper structure will be either evaporated copper approximately [***] mm thick (“thin”), or laminated copper approximately [***] mm thick (“thick”), on a [***] PET carrier with approximately [***] mm adhesive.

5.4.4.4.	The distance between antennas (the antenna pitch) may vary as follows: [***] depending on the antenna type. The supplier is encouraged to design the tool to accommodate minimum antenna pitch [***].

5.4.4.4.1.	The machine will not be required to process different pitches of antennas in the same web, but will be required to allow running different pitch antennas.

5.4.4.5.	Manual splice stations for antenna web are required of unwind, rewind.

5.4.5.	Incoming strap web structure:

5.4.5.1.	The strap web will come on flanged cores. Maximum diameter of the flanges is [***] inches.

5.4.5.2.	The straps will consist of a [***] mm thick base polymer with an embedded NanoBlock IC and a [***] mm thick dielectric on top of the strap.

5.4.5.2.1.	Current strap base material is polysolfune (PSF).

5.4.5.3.	Future strap material may be polycarbonate (PC) or other polymer film.

5.4.5.4.	Interconnection to the NanoBlock IC will be made with [***].

5.4.5.4.1.	The [***] suspended in a polymer binder.

5.4.5.5.	Manual splice station for strap is required.

5.4.5.6.	The incoming strap web width will be [***] mm wide. (See drawing below).

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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

[***]

5.5.	Strap placement accuracy:

5.5.1.	The system shall be capable of placing the Alien Technology straps onto the antenna web with a strap-to-antenna pad registration accuracy of ± [***] mm. See drawing below:

[***]

5.6.	System configuration:

5.6.1.	The optimum system configuration should fall into this general process flow:

Singulate straps from incoming web → [***]

Unwind antenna web, take up interleaf → attach straps to RFID antenna web → [***] → rewind with interleaf.

5.6.2.	An automatic roll changer should be quoted as an option to allow for easy roll changes during 24 hour/day, 7-day/week operations.

5.7.	[***]:

5.7.1.	The [***] fixture/box/engine designs were completed but the actual [***] is still under development.

5.7.2.	The estimated size of the [***] needed for the [***] apparatus is [***].

5.7.2.1.	Maximum [***] will be needed for this section of the tool.

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***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

5.7.3.	The completed inlets [***] prior to rewind of the web material onto the core.

5.7.4.	The inlets may be [***] at 866, 915 or 2450 MHz. [***] at 950 MHz may be added at some later time.

5.7.5.	The web will pass through [***] where each individual inlet [***].

5.7.6.	Two co-axial cables per [***] will exit the back of the tester box.

5.7.7.	The [***] may include the following hardware and all except the flat panel monitor will need to be stored inside the system.

5.7.7.1.	PC (1)

5.7.7.2.	Flat panel monitor (1) (Need to be supported on the frame of the machine next to the [***])

5.7.7.3.	4x4 readers (2)

5.7.7.4.	Power meter (1)

5.7.7.5.	Power sensors (2)

5.7.7.6.	[***]

5.7.7.7.	GPIB card (1)

5.7.7.8.	Couplers (2)

5.7.8.	It is currently estimated that the time required to [***].

5.7.9.	The [***] apparatus may either be triple band (866, 915 & 2450 MHz) or require the ability to switch our [***].

5.7.10.	The web positioning in the TD and MD will be referenced to the above fixture.

5.7.11.	The [***] station shall mark failed inlets. The supplier will have responsibility for implementation of this requirement.

5.7.12.	Integration of this Alien Technology [***] will be done by both Alien Technology Corporation engineering and authorized representatives of the vendor.

5.7.13.	The [***] system shall be able to mark the [***] at any location within the finished inlet.

5.7.14.	The ink shall be black and fast dry such that it does not bleed or run onto or stain adjacent parts on the roll.

5.8.	Process Control:

5.8.1.	The machine control system must be capable of generating records of processed materials as well as [***]

5.8.2.	This should include (but not be necessarily limited to):

5.8.2.1.	[***]

5.8.2.1.1.	[***]

5.8.2.1.2.	[***]

5.8.2.1.3.	[***]

5.8.2.2.	Inlet process times (all critical parameters)

5.8.2.2.1.	Current cycle time

5.8.2.2.2.	Average cycle time

5.8.2.2.3.	Parts/minute

5.8.2.2.4.	Parts/hour

Please see section 7 for detail for Human Machine Interface (HMI) and preferred PLC systems.

5.9.	The temperature and pressure control should be proper for the strap bond and attach process. (Supplier to provide with Alien Technology’s written approval)

5.9.1.	Temperature and pressure control range will allow for adequate process window for different types of antennae
5.9.2.	The Temperature and pressure control will be accurate to assure successful bond and attach process.

5.9.2.1.	The recommended temperature control accuracy is +/- [***]°C.

5.9.2.2.	The recommended pressure control accuracy is +/- [***] psi

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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

5.9.3.	The finished roll will be qualified on Alien Technology’s [***] Tag Tester.

5.9.4.	The finished roll will pass Alien Technology’s full reliability test per Alien Technology’s Reliability Plan (document 8001084-000), which includes:

5.9.4.1.	Air-to-air thermal shock test

5.9.4.2.	Thermal cycle test

5.9.4.3.	Temperature and humidity test

5.9.4.4.	Bending test

5.9.4.5.	High temperature storage test

5.9.4.6.	Low temperature storage test

5.10.	[***]

5.10.1.	All [***] will be controlled by Alien PC.

5.10.2.	[***] (currently estimated not to exceed two) will interface with the system PLC through Alien PC.

5.10.3.	Alien’s PC will [***]

5.10.3.1.	[***]

5.10.3.2.	[***]

5.10.3.3.	[***]

5.10.3.4.	[***]

5.10.3.5.	[***]

5.10.3.6.	[***]

5.10.3.7.	[***]

6.	Throughput

6.1.	The machine shall be capable of assembling [***] per second [***] with minimum [***] strap yield per [***] position row.

6.1.1.	The inlet type to be used to meet this specification is the M or M-class antenna, Alien Technology part number 1800025-001.

6.2.	Should the situation require it, the machine assembly speed should be adjustable downward from this optimum assembly rate.

7.	Control System Integration

7.1.	The control system for HiSAM should be with PLC and OPC compliant HMI (Human Machine Interface).

7.2.	HISAM PLC Features and Functions:

7.2.1.	The PLC must be from major vendor, preferably Mitsubishi, Allen Bradley or Yaskawa.

7.2.2.	The PLC must be supplied with [***] spare I/O of each type used.

7.2.3.	The PLC must be supplied with [***] open slots available for additional I/O modules.

7.2.4.	The PLC rack power supplies must be sized to accommodate additional I/O modules provided for above.

7.2.5.	The PLC will receive and process inputs from HISAM equipment and from the HMI. Based on these inputs, the PLC will control the HISAM as required for production. Detailed Line status will be displayed on the HMI and a summary will be indicated on a light tower (Normal / Warning / Shutdown).

7.3.	HISAM HMI Features and Functions:

7.3.1.	The HISAM HMI would be running on Windows 2000 based PC. The Supervisory Control and Data Acquisition (SCADA) application has to be developed with RSView32 from Rockwell Software. The vendor will be responsible for the development and the procurement of the software.

7.3.2.	The HMI should have Ethernet communications connection to the system PLC and Alien’s Network.

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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

7.3.3.	The HISAM HMI shall provide a detailed graphical representation for the overall line. The actual information displayed should be adjustable by a trained engineer. The initial settings need to be specified by Alien Technology™ Corporation.

7.3.4.	From the HMI it will be possible to Start and Stop the automatic functioning of the equipment, except where safety concerns override ability to remotely control certain functions. From the HMI it must also be possible to operate equipment manually and independently from other components in the line.

7.3.5.	The HISAM HMI must include configuration screens where process parameters can be adjusted.

7.3.6.	The HISAM HMI must include configuration screens where alarm parameters (set points, dead-hands, delays) can be adjusted. Suitable limits on set points must be enforced by the software.

7.3.7.	The HISAM HMI must provide at least four levels of security, operator, maintenance technician, process engineer, and equipment engineer. The four levels are described later in the specification. Screen and parameter access will be limited by the existing operator level scheme in the RSview application. Determination of which screen parameters go on which security level will be determined during the design phase of the project.

7.4.	The Vendor PLC and HMI software must be developed in English. All variables are to have appropriate tag names relevant to their function. All ladder logic is to be annotated with explanatory comments for each rung or section of rungs.

7.5.	Functional Summary. The following table lists the minimum functionality that is required for the HISAM. The Vendor is responsible for adding any additional control functionality; status information, and alarms that may be necessary to control the line, and that have not been mentioned below.

COMPONENT	CONTROL Function	STATUS & ALARM Display
HISAM	Line speed setting Strap / antenna web tension	Strap web diameter at Unwinder and rewinder Antenna web diameter Interleaf diameter CDA pressure Equipment status Status of emergency trip cord Line speed [***] [***] [***] [***] Current yield

7.6.	The following should be considered as a guideline only for the software and control system development. Examples of the type of functions are provided for reference.

7.6.1.	User Access

7.6.1.1.	Operator:

7.6.1.1.1.	[***]

7.6.1.1.2.	[***]

7.6.1.1.3.	[***]

7.6.1.1.4.	[***]

7.6.1.1.5.	[***]

7.6.1.1.6.	[***]

7.6.1.2.	Maintenance Technician:

7.6.1.2.1.	[***]

7.6.1.2.2.	[***]

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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

7.6.1.3.	Process Engineer:

7.6.1.3.1.	[***]

7.6.1.3.2.	[***]

7.6.1.3.3.	[***]

7.6.1.3.3.1	[***]

7.6.1.3.3.2	[***]

7.6.1.3.4.	[***]

7.6.1.3.4.1	[***]

7.6.1.3.4.2	[***]

7.6.1.3.4.3	[***]

7.6.1.4.	Equipment Engineer:

7.6.1.4.1.	[***]

7.6.1.4.2.	[***]

7.6.1.4.3.	[***]

7.6.1.4.4.	[***]

7.6.1.4.5.	[***]

7.6.1.4.6.	[***]

7.6.1.4.6.1	[***]

7.6.1.4.6.2	[***]

7.6.2.	HMI Screens. Examples are provided for reference only.

7.6.2.1.	Screen hierarchy

7.6.2.1.1.	[***]

7.6.2.1.2.	[***]

7.6.2.1.3.	[***]

7.6.2.1.4.	[***]

7.6.2.1.5.	[***]

7.6.2.2.	Detail screens

7.6.2.2.1.	[***]

7.6.2.2.2.	[***]

7.6.2.2.3.	[***]

7.6.2.2.4.	[***]

7.6.2.3.	Colors for Summary status (not standard):

7.6.2.3.1.	[***]

[***]

7.6.2.3.2.	[***]

7.6.2.3.3.	[***]

7.6.2.4.	Icons for each equipment

7.6.2.4.1.	[***]

7.6.2.4.2.	[***]

7.6.2.4.3.	[***]

7.6.2.4.4.	[***]

7.6.2.5.	Alarm screen

7.6.2.5.1.	[***]

7.6.2.5.2.	[***]

7.6.2.5.3.	[***]

8.	Pre-Shipment Qualification Test and Buy Off

8.1.	An Alien Technology corporation representative will conduct a mid-build audit at the Supplier’s location. The purpose of this audit is to verify that the machine build is on schedule and that any problems encountered can be corrected as soon as possible.

Alien Technology Corporation Confidential	Page 10 of 14	Initial: H.A.
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***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

8.2.	An Alien Technology Corporation representative will conduct a pre-shipment audit at the Supplier’s location. The purpose of this audit is to verify that the machine is operational, its control components function, and it meets all previously agreed upon specifications.

8.3.	Operation of the integrated test engine and mechanical frame (web transport):

8.3.1.	The [***] will be checked for proper operation prior to shipment to the vendor for integration into the mechanical frame. Alien Technology Corporation engineers will perform this test.

8.3.2.	The [***] must perform as well after integration into the mechanical frame as it did prior to integration into the mechanical frame.

8.3.3.	[***] of one or more types will be provided to the combined test engine/mechanical frame.

8.3.4.	The integrated system will then test those [***] and resultant test data will be compared to the archived test data for those inlets/tags.

8.4.	Throughput:

8.4.1.	The machine will have one roll of inlet web run through it while line speed is adjusted.

8.4.2.	[***] will be collected.

8.4.3.	[***]

8.4.3.1.	[***]

8.4.4.	[***] will be one with average throughput of [***] with greater than [***]. See section 6 above for specifics on the antenna type to be used for this item.

8.5.	ESD roller material verification

8.6.	Functioning parts that pass rel are made with silver ink, thick film copper, and/or thin film copper.

8.7.	Demonstration and confirmation of the machine meet the strap attach placement accuracy

8.8.	Demonstration and confirmation of the pressure control over the range specified in Section 5.

8.9.	Demonstration and confirmation of the temperature control over the range specified in Section 5.

8.10.	Demonstration of PLC and HMI system per specification above.

8.11.	Alien Technology Corporation’s engineer will do formal written acceptance.

9.	Final Qualification/Acceptance and Buy Off

9.1.	Final acceptance of this equipment will be at the sole discretion of Alien Technology Corporation, and will be based on either the equipment meeting the specific application needs or the equipment being able to perform to predetermined and agreed to specifications at the facility of Alien Technology Corporation.

9.2.	An in-house qualification trial will be held within thirty (30) days after installation has been completed. Notification of the trial will be given to the Supplier at least three (3) working days in advance to allow reasonable time for the desired Supplier representatives to arrive on site.

9.3.	Conditions for final qualification acceptance and buy off will be completed as outlined in section 8 above.

9.4.	Buy off will not be complete until the documentation described in Section 13 is accepted by Alien Technology Corporation.

10.	Preventative Maintenance and Training

10.1.	Supplier shall provide a detailed Preventative Maintenance Plan.

10.2.	This plan will include all recommended preventative maintenance procedures recommended by the manufacturer and the appropriate time intervals for doing these procedures.

11.	Technical Support

11.1.	Supplier agrees to supply at no charge to Alien Technology Corporation, at a minimum, one (1) qualified person to initially set-up and run final acceptance tests at Alien Technology Corporation’s facility.

11.2.	This individual will remain at Alien Technology Corporation’s facility until Alien Technology Corporation is satisfied that the equipment has met the acceptance criteria and is running properly.

11.3.	During warranty period, one (1) qualified person will be at Alien Technology Corporation’s facility within 72 hours (or reasonably close) notice. Charges for this technical support will not exceed Suppliers’ then existing standard rates.

11.3.1.	Every effort will be made by Alien Technology Corporation to solve the machine problem with phone, e-mail and fax support prior to calling in a person.

Alien Technology Corporation Confidential	Page 11 of 14	Initial: H.A.
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***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

11.4.	After warranty, Supplier will furnish, if required, one (1) qualified person at the Alien Technology Corporation facility on 72 hours (or reasonably close) notice. Charges for this technical support will not exceed Supplier’s then existing standard rates.

11.5.	Process Control

11.5.1.	To be pre-approved by Alien Technology Corporation prior to construction of equipment.

12.	Spare Parts Support

12.1.	Supplier agrees to make non-standard (not off the shelf) spare parts for this equipment available for a period of not less than five (5) years from the date of delivery to Alien Technology Corporation’s facility.

12.2.	If any emergency situation arises and Supplier is notified that the equipment is not operational for the lack of a part or assembly, Supplier will make every effort to supply the needed items(s) from Suppliers Production Line or Inventory.

12.3.	Supplier guarantees that in such emergency situations, parts will be available within a 24-hour period from time of notice.

13.	Document Support

13.1.	Supplier will deliver with the equipment not less than four (4) copies of the following documents (a complete electronic copy of the following will be considered acceptable):

13.1.1.	Operational Instructions.

13.1.2.	Maintenance Instructions.

13.1.3.	Illustrated parts list that makes it possible to identify all parts and assemblies, as well as the contact information for the original equipment manufacturer (OEM).

13.1.4.	Suggested spare parts list, including suggested stocking levels.

13.1.5.	All applicable mechanical and pneumatic schematic and wiring diagrams.

13.1.6.	Trouble shooting procedures.

13.1.7.	Recommended calibration procedure, to include equipment used for calibration (if applicable).

14.	Uptime Specifications

14.1.	Unscheduled downtime will not exceed 5% per month during the warranty period.

14.2.	Uptime refers to the amount of time the machine is scheduled to work in a given 24 hour period; for example, if it is only scheduled to work 8 hours, only that 8 hour period will be counted as scheduled, not the remaining 16 hours.

14.3.	If unscheduled downtime exceeds 5% per month, the warranty will be extended one (1) month for each month not meeting the uptime specifications.

14.4.	Machine will be capable of running production 7 days per week, 24 hours per day.

15.	Facility/Safety Requirements

15.1.	Supplier agrees to submit to Alien Technology Corporation’s Facility Manager and Purchasing, no later than 90 days prior to shipment, a complete list of facility requirements, foot print of equipment and any special safety requirements/specifications.

15.2.	Sound generated by equipment shall not exceed [***] decibels (DBA) without the consent of Alien Technology Corporation’s safety department.

15.3.	Ventilation (if applicable):

15.3.1.	Ventilation shall be constructed per current ACGIJH standards and a minimum of 150 feet per minute (fpm).

15.4.	Available Facilities:

15.4.1.	Electrical

15.4.1.1.	[***] volt, 3 phase is the preferred power source.

15.4.1.2.	[***] volt and [***] volt available.

15.4.1.3.	[***]-hertz frequency.

15.4.1.4.	Equipment shall be UL certified or a pre-approved (by Alien) equivalent.

15.4.2.	Cooling Water

15.4.2.1.	[***]°F, delta [***]°F, gpm

Alien Technology Corporation Confidential	Page 12 of 14	Initial: H.A.
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***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

15.4.3.	Liquid Nitrogen

15.4.3.1.	[***], cfm

15.4.4.	Compressed Air

15.4.4.1.	[***]2 micron filtration, cfm

15.4.5.	Deionized Water

15.4.5.1. [***]	megaohms, gpm

15.4.6.	Process vacuum

15.4.6.1.	Available, [***] inches water

15.4.7.	Process Steam

15.4.7.1.	Not available

15.4.8.	Waste Streams

15.4.8.1.	N/A

15.4.9.	Loading dock space constrain

15.4.9.1.	The loading dock could receive equipment up to either [***] wide x [***] long or [***] wide by [***] long size.

16.	General Equipment Requirements

16.1.	The equipment and associated installation plan shall meet or exceed the code requirements in the International Mechanical Code, 2003 Ed., the International Building Code, 2003 Ed., Federal OSHA, the International Fire Code, 2003 Ed., and the National Electrical Code, current year.

16.2.	Guarding

16.2.1.	Equipment must be guarded consistent with most current OSHA requirements for the type of equipment being specified.

16.3.	Emergency Shut-off

16.3.1.	Emergency stops must be reachable from all points where the operator has access to any moving parts of the equipment.

16.4.	All equipment covers that prevent access to moving parts must be interlocked to shut off equipment drive mechanisms.

16.5.	Ergonomics/Materials Handling

16.5.1.	Operators shall be able to access unwinds and rewinds with a material card.

16.5.2.	Operators will not be required to handle equipment shafts.

16.6.	Material transfers (liquids and solids) should be done in closed systems whenever possible, i.e., specify the use of pumps, batch controllers, etc.

16.7.	Solid and Hazardous Wastes

16.7.1.	Chemical input type and quantities should be reviewed. This should include the projected amounts and types of waste if generated. Examples: liquids, solids, filters, sludge’s, lubricants, scrap material, etc.

16.7.2.	Wastewater treatment requirements must be specified.

17.	Training

17.1.	Upon completion and approval of installation, Supplier shall provide sufficient training to Alien Technology Corporation personnel in operation, use and setup of the system (the term “sufficient” will be decided on by both Alien Technology Corporation and Supplier).

17.2.	The training must address three different audiences:

17.2.1.	Process engineering

17.2.2.	Maintenance/Technicians

17.2.3.	Operator

18.	Shipment

18.1.	Shipment will be FOB at Alien Technology Corporation’s facility in Fargo, North Dakota.

18.2.	Supplier to specify in quote recommended form of transportation.

Alien Technology Corporation Confidential	Page 13 of 14	Initial: H.A.
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***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Purchase Specification	High Speed Strap Attach, Automated [***]

18.3.	Supplier responsible for export shipment arrangements, (if applicable), including communication with Alien approved customs agent and freight forwarder.

19.	Equipment Installation and Start Up

19.1.	Supplier assumes the responsibility for installation, set-up and start-up of the equipment.

19.2.	Alien Technology Corporation will provide riggers to move the equipment, provide facilities to the machine, move and attach the machine modules together, wire them together, hook up pumps, plumbing and other facilities related tasks.

19.3.	Supplier will provide qualified service engineers to inspect, direct and approve the completed installation.

19.4.	System must be cleaned and transported in a manner appropriate for its application.

19.5.	Alien Technology Corporation will assume responsibility for any site preparations required in accordance with Suppliers’ specifications and drawings.

20.	Warranty

20.1.	Supplier warrants that the equipment supplied under this Purchase Specification to be free from defects in material and workmanship for a period of not less than 1 year after formal acceptance at Alien Technology Corporation’s facility and will include both parts and labor.

20.2.	All repairs will be done on site at Alien Technology Corporation’s facility.

21.	General Provisions

21.1.	The Purchase Specification constitutes the entire agreement of Alien Technology Corporation and Supplier and supersedes all prior written or oral agreements, understandings, and negotiations between the parties with respect to the equipment matter hereof.

21.2.	This Purchase Specification is intended by Alien Technology Corporation and Supplier as the final expression and may not be contradicted by evidence of any prior or contemporaneous agreements.

21.3.	This Purchase Specification may not be modified, changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written approval signed by both Alien Technology Corporation and Supplier.

21.4.	Time is of the essence. In the event Supplier fails to deliver the tool to Alien within 120 days of its delivery date, for any reason, Alien will have the right to terminate this Purchase Specification, in whole or in part, by delivery of written notice to Supplier.

Alien Technology Corporation Confidential	Page 14 of 14	Initial: H.A.
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***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Document Control Number 1000049 Rev070604 ALIEN TECHNOLOGY CORPORATION	PURCHASE ORDER TERMS AND CONDITIONS

1. ACCEPTANCE. ACCEPTANCE OF THIS PURCHASE ORDER (“ORDER”) BY SELLER IS EXPRESSLY LIMITED TO THE TERMS AND CONDITIONS CONTAINED IN THIS ORDER. ANY TERM OR CONDITION STATED BY THE SELLER IN ANY PRIOR PROPOSAL, ON SELLER’S ACKNOWLEDGMENT FORM, OR IN OTHERWISE ACKNOWLEDGING OR ACCEPTING THIS ORDER IS DEEMED BY BUYER TO BE A MATERIAL ALTERATION OF THIS ORDER AND IS HEREBY OBJECTED TO BY BUYER. ANY SUCH TERM OR CONDITION SHALL BE TOTALLY INAPPLICABLE TO THIS ORDER UNLESS SPECIFICALLY AGREED TO IN A WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BUYER. ACCEPTANCE OF THE GOODS OR SERVICES COVERED BY THIS ORDER WILL NOT CONSTITUTE ACCEPTANCE BY BUYER OF SELLER’S TERMS AND CONDITIONS. ANY OF THE FOLLOWING ACTS BY SELLER SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER AND ALL OF ITS TERMS AND CONDITIONS: SIGNING AND RETURNING A COPY OF THIS ORDER; DELIVERY OF ANY OF THE GOODS OR SERVICES ORDERED; INFORMING THE BUYER IN ANY MANNER OF COMMENCEMENT OF PERFORMANCE; OR RETURNING SELLER’S OWN FORM OF ACKNOWLEDGMENT. ALL TERMS AND CONDITIONS STATED ON THE FACE OF THE ORDER SHALL TAKE PRECEDENCE OVER ALL OTHER TERMS AND CONDITIONS.

2. PRICES. Seller warrants that the prices to be charged for products or services identified on the face hereof are not in excess of prices charged to other customers for similar quantities and delivery requirements. In the event of any price reductions during the effective period covered by this Order that apply to similar products or services, such price reduction shall automatically reduce the unit price of the unshipped products or services not yet rendered by a comparable percentage at the time of the price reduction.

3. INVOICES. Payment of invoices shall not constitute acceptance of the product or services and shall be subject to adjustment for errors, shortages, defects in the product or other failure of Seller to meet the requirements of the Order. Buyer may at any time set off any amount owed by Buyer to Seller against any amount owed by Seller or any of its affiliated companies to Buyer.

4. TAXES. Unless otherwise specified, the prices set forth in this Order include all applicable federal, state, and local taxes. All such taxes shall be stated separately on Seller’s invoice.

5. OVERSHIPMENTS. Buyer will pay only for maximum quantities ordered. Overshipments will be held at Seller’s risk and expense for a reasonable time for shipping instructions. Return shipping charges for excess quantities will be at Seller’s expense.

6. PACKING AND SHIPPING. Unless otherwise specified, all products shall be packed, packaged, marked and otherwise prepared for shipment in a manner which is: (i) in accordance with good commercial practice, (ii) acceptable to common carriers for shipment at the lowest rate for the particular product and in accordance with all governmental regulations and (iii) adequate to insure safe arrival of the product at the named destination and for storage and protection against weather. An itemized packing sheet must accompany each shipment unless otherwise specified.

7. F.O.B. POINT. Unless otherwise specifically provided on the face of this Order, the product called for hereunder shall be delivered on an F.O.B. destination basis to the Buyer’s designated plant or plants.

8. RESPONSIBILITY FOR SUPPLIES. Notwithstanding any prior inspections and irrespective of the F.O.B. point specified by Buyer, the Seller shall bear all risk of loss, damage, or destruction to the products called for hereunder until final acceptance by Buyer at destination. Further, the Seller shall also bear the same risks with respect to any products rejected by Buyer, provided, however, that in either case the Buyer shall be responsible for any loss occasioned by the gross negligence of its employees acting within the scope of their employment.

9. WARRANTY. Seller warrants that all products and services delivered hereunder shall be free from defects in workmanship, material and manufacture; shall comply with the requirements of this contract, including any drawings or specifications; and be free from defects in design. Seller further warrants all products purchased hereunder shall be of merchantable quality and shall be fit and suitable for the purposes intended by Buyer. The foregoing warranties shall constitute conditions and are in addition to all other warranties, whether expressed or implied, and shall survive delivery, inspection, acceptance and payment. If any products delivered hereunder do not meet the warranties specified herein or otherwise applicable, Buyer may at its election (i) require the Seller to promptly correct, at no cost to Buyer, any defective or nonconforming products by repair or replacement, at the location as specified by Buyer, or (ii) return such defective or nonconforming products at Seller’s expense to the Seller, and recover from the Seller the Order price thereof. The foregoing remedies are in addition to all other remedies at law in equity or under this Order, for damages or otherwise and shall be deemed to be exclusive. Buyer’s approval of the Seller’s product or design shall not relieve Seller of the warranties set forth in this clause. The provisions of this clause shall not limit or affect the rights of Buyer under the clause hereof entitled inspection.

10. INSPECTION. All products purchased hereunder shall be subject to inspection and test by Buyer to the extent practicable at all times and places during and after the period of manufacture and in any event prior to final acceptance. In case any product is defective in material or workmanship, or otherwise not in conformity with the requirements of this Order, Buyer shall have the right either to reject it, require its correction, or conditionally accept it. Buyer reserves the right to return such conditionally accepted products for credit, within a reasonable period of time after receipt in the event that Buyer determines that such products are unsuitable for its purpose. Any product that has been rejected or required to be corrected shall be replaced or corrected by and at the expense of the Seller promptly after notice. If, after being requested by Buyer, the Seller fails to promptly replace or correct any defective product within the delivery schedule Buyer may (i) at its option, by contract or otherwise replace or correct such product and charge the Seller the cost occasioned thereby or (ii) without further notice terminate this Order for default in accordance with the clause herein entitled “Termination for Default” or (iii) may utilize the defective product and require an appropriate reduction in price. Notwithstanding any prior inspection or payment hereunder, all products shall also be subject to final inspection and acceptance at Buyer’s plant within a reasonable time after delivery.

11. CHANGES IN PROCESS OR METHOD OF MANUFACTURING. Seller agrees that it will not make changes in the process, location, or method of manufacturing during the term of this order without Buyer’s written consent. Seller further agrees that any contemplated changes in process or method of manufacturing will be submitted to Buyer in sufficient time to enable Buyer a reasonable opportunity in which to evaluate such changes.

12. CHANGES. The Buyer may at any time by written order, and without notice to sureties or assignees, suspend performance hereunder, increase or decrease the ordered quantity or make changes in the applicable drawings, designs or specification, the method of shipment or packing, and/or place of delivery. If any such change causes an increase or decrease in the cost of or the time required for performance of this Order, an equitable adjustment shall be made in the Order price or delivery schedule or both, and the Order shall be modified in writing accordingly. However, nothing in this clause shall excuse Seller from proceeding with the Order as changed or amended.

13. TERMINATION FOR DEFAULT. It is understood and agreed that time is of the essence under this Order or any extension thereof effected by any change order. Buyer may by written notice terminate this Order in whole or in part if the Seller fails (i) to make delivery of the product or to perform the service within the time specified herein, (ii) to replace or correct defective products in accordance with the provision of those clauses hereof entitled “Warranty” and “Inspection” or, (iii) to perform any of the provisions of this Order or to so fail to make progress as to endanger performance in accordance with the terms hereof, including delivery schedules, or (iv) if Seller becomes insolvent, admits in writing its inability to pay its debts as they mature, files a voluntary petition to bankruptcy makes an assignment for the benefit of creditors or if a petition under bankruptcy is filed against it. In the event of termination pursuant to this clause, Buyer may procure upon such terms and in such manner as Buyer may deem appropriate, products and services similar or substantially similar to those so terminated and Seller shall be liable to Buyer for any excess costs occasioned Buyer thereby. If Buyer issues a notice of termination for default, and it is subsequently determined that Buyer’s termination under this clause is inappropriate, the termination shall be deemed by Buyer and Seller to have been originally issued under the clause entitled “Termination for Convenience.”

14. TERMINATION FOR CONVENIENCE. Buyer may terminate work under this Order in whole or part at any time by the giving of written notice to Seller specifying the extent to which performance of work is terminated. After such notice the Seller shall immediately stop work under this Order, and within thirty (30) days after such notice, the Seller shall submit to Buyer its written termination claim. Failure of the Seller to submit its termination claim as provided herein shall constitute an unconditional and absolute waiver by the Seller of any claim arising from the Buyer’s notice termination. Seller shall reasonably assess its claim to determine whether or not such items may be used by Seller for the manufacture of associated products or diverted for any other purpose and to correspondingly reduce its termination claim by the value of such items. When settlement has been made title to any such items determined not usable by Seller and charged to Buyer in the termination claim shall vest in Buyer upon payment of the claim and forthwith be delivered to Buyer at Buyer’s expense, under Buyer’s shipping instructions. In no event shall Seller be entitled to special, incidental or consequential damages, costs of preparing claims, attorney’s fees, cost of tooling or equipment sales or agent’s commissions. Buyer reserves the right to verify claims hereunder and Seller shall make available to Buyer upon its request, all relevant books, records, inventories and facilities for its inspection and audit. In the event Seller fails to reasonably afford Buyer its right hereunder then Seller shall be deemed to have relinquished its claim asserted under this clause.

15. INDEMNITY. Seller represents and warrants that (i) it has the right to disclose or use, without liability to others, all subject matter, including ideas, inventions, creations, works, processes, designs and methods that Seller will disclose or use in its performance of this Order; (ii) the products and services, and Buyer’s use thereof, do not and will not infringe any patent, copyright, trade secret, mask work right, or other proprietary right of others; and (iii) in connection with its performance under this Order, Seller will not infringe any patent, copyright, trade secret, mask work right, or any other proprietary right of any third party; (iii) Seller has the right and power to enter into this Order and grant the right and licenses set forth herein. Seller will indemnify, hold harmless, and at Buyer’s request defend Buyer from and against any loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or resulting from any breach or claimed breach of the above representations and warranties. In the event of any such claim, Buyer agrees (i) to notify Seller of the claim, (ii) if Buyer has not requested that Seller defend the claim, to permit Seller, at Seller’s expense, to participate in the defense thereof with counsel of Seller’s choosing, subject to Buyer’s supervision and control, and (iii) if Buyer has requested that Seller defend the claim, to provide Seller with all needed information, assistance and authority necessary for Seller to do so. If the use by Buyer of any of the products or services purchased under this Agreement is enjoined, or in Buyer’s opinion is likely to be enjoined, at Buyer’s request and option, and without prejudice to Buyer’s rights and remedies, Seller at its expense will procure from the person or persons claiming or likely to claim infringement, a license for Buyer and its customers to continue to use such products or services, or modify the allegedly infringing order to avoid the infringement, without materially impairing performance or compliance with Buyer’s specifications or this order.

16. COMPLIANCE WITH LAWS. The Seller warrants that no law, rule or ordinance of the United States, any State or any other governmental agency has been violated in the manufacture or sale of the products or in the performance of services covered by this Order, and will defend and hold Buyer harmless from loss, cost or damage as a result of any such actual or alleged violation. Upon written request by Buyer, Seller agrees to execute and furnish a certification of compliance, which may be on Buyer’s form and which shall certify compliance with any applicable Federal, State and or Local Laws or Regulations, including but not limited to FLSA, EEOC, and OSHA.

17. ASSIGNMENT AND SUBCONTRACTORS. No right or obligation under this Order (including the right to receive monies due hereunder) shall be assigned by Seller, and Seller shall not enter into any substantial subcontracts without the prior written consent of Buyer. Any purported assignment without such consent shall be null and void and Buyer shall not be obligated to recognize any claim from Seller resulting from a subcontract, not previously consented to by Buyer.

18. SPECIAL TOOLING. If special tooling used in the performance of this Order has been charged to this Order, or to this Order and other orders placed by the Buyer, title to such special tooling shall vest in the Buyer, at the option of the Buyer. Such tooling is to be used only in the performance of such Purchase Orders unless otherwise approved by Buyer. The Seller agrees that it will follow normal industrial practice in the identification and maintenance of property control records on all such tooling, and will make such records available for inspection by the Buyer at all reasonable times. After the termination or completion of such Order(s) and upon the request of the Buyer, the Seller shall furnish a list of such tooling in the form requested and shall make such tooling available for disposition by the Buyer.

19. APPLICABLE LAW. This Order shall be governed by and enforced in accordance with California law as applied to contracts entered into in California by California residents to be performed entirely within the State of California, USA, regardless of any choice of law provisions.